Fees Summary	Dec. 04, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,000,000,000
Previously Paid Amount	0
Total Fee Amount	612,400
Total Offset Amount	590,400
Net Fee	$ 22,000